SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, DC  20549



                               FORM 8-K/A

                            CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) - December 30, 1994


      THE HARTFORD STEAM BOILER INSPECTION AND INSURANCE COMPANY
        (Exact name of registrant as specified in its charter)


          Connecticut             0-13300            06-0384680
(State or other jurisdiction    (Commission         (IRS Employer
      of incorporation)         File Number)     Identification No.)


      One State Street, Hartford, Connecticut        06102
     (Address of principal executive offices)       (Zip Code)


 Registrant's telephone number, including area code - (203-722-1866)

Item 2.   Acquisition or Disposition of Assets

On December 30, 1994 The Hartford Steam Boiler Inspection and Insurance Company (HSB) completed the acquisition of General Reinsurance Corporation's 50% interest in Engineering Insurance Group (EIG), a partnership of HSB and General Reinsurance formed in 1988 to provide machinery breakdown insurance to business and industry outside the United States and Canada.

According to the terms of the transaction, HSB and General Reinsurance contributed their partnership interests to a newly formed corporation, EIG Co., in exchange for which HSB received all of the outstanding common shares of EIG Co. and General Reinsurance received preferred stock of EIG Co. with a stated value of $20 million and a dividend rate of 6.5% per annum. Subject to certain conditions, after a minimum period of two years the preferred stock can be exchanged for 6.5% preferred stock of HSB which is convertible, at General Reinsurance's option, into 398,370 common shares of HSB.

Following the acquisition, Engineering Insurance Company,
Limited, the insurance operating subsidiary of EIG Co. will remain a fully capitalized insurer based in London.

The transaction has been accounted for as a purchase by HSB. The terms of the acquisition are more fully described in the Transaction Agreement filed as Exhibit 2 to the registrant's
Current Report on Form 8-K dated January 17, 1995 and incorporated herein by this reference.


Item 7.  Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The following consolidated financial statements of Engineering
Insurance Group are filed herewith:

  Consolidated Statement of Operations for the year ended
     December 31, 1993

  Consolidated Statement of Financial Position as of
     December 31, 1993

  Consolidated Statement of Cash Flows for the year ended
     December 31, 1993

  Notes to Consolidated Financial Statements

  Report of Independent Accountants

(b) Pro Forma Financial Information

The following pro forma consolidated condensed financial statements of The Hartford Steam Boiler Inspection and Insurance
Company are filed herewith:

  Pro Forma Condensed Consolidated Statement of Financial
     Position as of September 30, 1994 (Unaudited)

  Pro Forma Condensed Consolidated Income Statement for the Nine
     Months ended September 30, 1994 (Unaudited)

  Pro Forma Condensed Consolidated Income Statement for the Year
     Ended December 31, 1993 (Unaudited)

  Notes to Unaudited Pro Forma Condensed Consolidated Statement of Financial Position

  Notes to Unaudited Pro Forma Condensed Consolidated Income
     Statements

(c) Exhibits

  2. Transaction Agreement between The Hartford Steam Boiler Inspection and Insurance Company and General
     Reinsurance Corporation dated December 30, 1994 (filed as
     Exhibit 2 to the registrant's Current Report on Form 8-K dated January 17, 1995 and incorporated herein by this reference).

23.1 Consent of Price Waterhouse

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                           THE HARTFORD STEAM BOILER
                           INSPECTION AND INSURANCE COMPANY



Dated:  March 15, 1995     /s/ Robert C. Walker
                           Robert C. Walker
                           Senior Vice President and General Counsel

                        INDEX TO EXHIBITS

Exhibit No.

2    Transaction Agreement between The Hartford
     Steam Boiler Inspection and Insurance Company and General Reinsurance Corporation dated
     December 30, 1994 (filed as Exhibit 2 to the registrant's Current Report on Form 8-K dated
     January 17, 1995 and incorporated herein by this reference).

23.1 Consent of Price Waterhouse

ENGINEERING INSURANCE GROUP
FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 1993

  CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED
        DECEMBER 31, 1993 (in thousands)

                                                            1993

      Revenues:

      Insurance premiums                                 $23,940
      Net investment income                                8,031
      Realised Investment Gains                              191
                                                          -------
      Total revenues                                      32,162

      Expenses:

      Claims and adjustment                               14,459
      Policy acquisition                                   5,032
      Underwriting and inspection                         10,086
      Interest                                             6,799
                                                          -------
      Total expenses                                      36,376

      Loss before taxes                                    4,214

      Income taxes:

      Current                                              1,424
      Deferred                                               309
                                                          -------
      Total income taxes                                   1,733
                                                          -------

      Net loss                                            $5,947
                                                          =======

[FN]
See Notes to Consolidated Financial Statements.

ENGINEERING INSURANCE GROUP
FINANCIAL STATEMENTS

CONSOLIDATED STATEMENT OF FINANCIAL POSITION AT DECEMBER 31, 1993 (in thousands)

                                                            1993

      Assets:
      Cash                                               $ 1,114
      Short term investments, at cost                     10,646
      Fixed maturities, at amortized cost                 87,087
                                                         --------
      Total cash and invested assets                      98,847

      Insurance premiums receivable and funds withheld     5,666
      Fixed assets                                         1,341
      Prepaid acquisition costs                            2,160
      Goodwill                                             8,250
      Reinsurance recoverable                              4,607
      Other assets                                         3,881
                                                         --------
      Total assets                                      $124,752
                                                         ========

      Liabilities:
      Unearned insurance premiums                        $13,258
      Claims and adjustment expenses                      19,961
      Long term borrowings                                67,000
      Other liabilities                                    8,415
                                                         --------
      Total liabilities                                  108,634

      Partnership Capital:
      Partnership contributions                           44,000
      Partnership earnings                               (27,882)
      Total partnership capital                           16,118
                                                         --------
      Total liabilities and partnership capital         $124,752

                                                         ========

     See Notes to Consolidated Financial Statements.

ENGINEERING INSURANCE GROUP
FINANCIAL STATEMENTS

CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 1993 (in thousands)

                                                            1993
      Operating Activities:
      Net loss                                           $(5,947)
      Adjustments to reconcile net loss to net cash
        provided by operating activities:
      Depreciation and amortization                          893
      Deferred income taxes                                  309
      Realised investments gains, net of tax                (191)
      Change in:
      Insurance premiums receivable                       (1,362)
      Prepaid acquisition costs                           (1,023)
      Reinsurance recoverable                              1,178
      Unearned insurance premiums                          6,622
      Claims and adjustment expenses                       6,898
      Other                                                2,354
                                                         --------
      Cash provided by operating activities               $9,731
                                                         ========
      Investing Activities:
      Fixed asset additions                              $(1,147)
      Investments:
      Purchase of short-term investments, net             (6,262)
      Purchase of fixed maturities                       (61,593)
      Proceeds from sale of fixed maturities              19,192
      Redemption of fixed maturities                      53,950
                                                         --------
      Cash provided by investment activities              $4,140
                                                         ========
      Financing Activities:
      Repayment of long term debt                        $13,000
                                                         ========
      Cash used in financing activities                  $13,000
                                                         ========

      Net increase in cash                                   871
      Cash at beginning of period                            243
                                                         --------
      Cash at end of period                               $1,114
                                                         ========
      Interest paid                                       $7,009
                                                         ========
      Income tax paid                                       $539
                                                         ========

See Notes to Consolidated Financial Statements.

ENGINEERING INSURANCE GROUP
FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 1993

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  Accounting Policies

Consolidation

The accompanying financial statements present the consolidated partnership accounts of Engineering Insurance Group (EIG) and its subsidiary (collectively, the Partnership) and are prepared in accordance with generally accepted accounting principles (GAAP). The Partnership holds 100% of the share capital of Engineering Insurance Company Limited (EICL). Significant intercompany transactions and balances have been eliminated on consolidation.

Insurance

Insurance premiums are recognised in the Partnership accounts when written and are net of reinsurance ceded, refunds and rebates. Provision for unearned premiums is made on a time apportionment basis for those periods of risk extending beyond the Partnership's financial year and are included in other assets on the Consolidated Statement of Financial Position.

Underwriting acquisition expenses are deferred on a time apportionment basis for expenses which relate to policies which have periods of risk extending beyond the end of the financial year.

The provision for outstanding claims consists of the estimated costs of claims to be paid in respect of incidents notified up to the balance sheet date supplemented by additional amounts to cover claims incurred but not reported at that date where considered necessary. The provision is stated net of salvage reinsurance and other recoveries but includes estimates for claims handling.

Reinsurance recoverable represents amounts due from reinsurers for paid and unpaid claims and adjustment expense estimates through participation in insurance ceded arrangements.

Investments

Short term investments have a maturity of one year or less and are carried at cost which approximates fair value. Fixed maturities consists of bonds. Investment income is net of investment expenses and realised gains and losses.

Income Taxes

No income taxes are provided on Partnership activity. The consolidated insurance subsidiary reflects a provision for income taxes. Deferred income taxes are provided for items of income and expense which result in temporary differences in the treatment of such items for tax and financial statement purposes.

Fixed Assets

Fixed assets are carried at cost less accumulated depreciation. Depreciation is calculated to write-off the costs of fixed assets on a straight line basis over their estimated useful lives.

Goodwill and Other Intangible Assets

Goodwill is amortised over 20 years and other intangibles over 5 years.

Foreign Currency Translation

Gains and losses arising from the translation of the local currency value of foreign transactions to US dollars, the functional currency of the Partnership, are included in underwriting and inspection expenses. A net $363 thousand gain was taken into income in 1993.

2.  Changes in Accounting Principles

In 1993, the Partnership adopted Statement of Financial Accounting Standards No. 113 (SFAS 113), "Accounting and Reporting for Reinsurance of Short Duration and Long Duration Contracts". All amounts on the Consolidated Statements of Financial Position were reclassified accordingly. The adoption of SFAS 113 had no impact on net income.

Accounting Standards Not Yet Adopted

In May 1993, The Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 115 (SFAS 115) "Accounting for Certain Investments in Debt and Equity Securities". SFAS 115, which is effective for the Partnership's fiscal year 1994 financial statements addresses the accounting and reporting for investments in equity securities that have readily determinable fair values and for all investments in debt securities.

3.  Investments (in thousands)

                                                            1993

      Income from Investment Operations

      Net Investment Income:
      Short term interest                                 $  399
      Fixed maturities                                     7,798
      Investment expenses                                   (166)
                                                         --------
                                                          $8,031
                                                         ========
      Realised Investment gains (losses):
      Fixed maturities:
      Gains                                                  191
      Losses                                                   0
                                                         --------
      Realized investment gains,                             191
                                                         ========
      Income from investment operations                   $8,222
                                                         ========

Fixed Maturities:

The amortized cost, estimated fair values (based principally upon quoted market prices) and gross unrealized gains and losses of fixed maturities at December 31 were as follows (in thousands):

1993
                                     Estimated      Gross       Gross
                         Amortised     Fair       Unrealized  Unrealized
Category                      Cost    Value         Gains       Losses


Foreign governments        $19,101     $19,460      $  359      $    0
Corporates and other        67,986      70,095       2,109           0
                           --------    --------    --------     -------

Total fixed maturities     $87,087     $89,555      $2,468          $0
                           ========    ========    ========     =======

The amortised cost and estimated fair value of fixed maturities at December 31, 1993 by contractual years to maturity follow (in thousands). Expected maturities will differ from contractual maturities because borrowers may have the right to prepay obligations.

                                                                  1993
                                                 ---------------------
                                                 Amortised   Estimated
      Maturity                                        Cost       Value


      One year or less                             $55,455     $56,201
      Over one year through five years              28,209      29,529
      Over five years through ten years              3,423       3,825
                                                   --------    --------
      Total fixed maturities                       $87,087     $89,555
                                                   ========    ========

4.  Fixed Assets

Fixed assets are summarized as follows (in thousands):
                                                            1993


      Land and buildings                                  $    0
      Furniture, equipment and other                       2,114
                                                         --------
                                                           2,114
      Less accumulated depreciation                         (773)
                                                         --------
      Fixed assets                                        $1,341
                                                         ========

5.  Reinsurance

The components of net written and net earned insurance premiums were as follows (in thousands):

                                                            1993


      Written premiums
      Direct                                            $  6,178
      Assumed                                             32,072
      Ceded                                               (6,420)
                                                         --------
      Net written insurance premiums                     $31,830
                                                         ========
      Earned premiums
      Direct                                             $ 6,101
      Assumed                                             23,833
      Ceded                                               (5,994)
                                                         --------
      Net earned insurance premiums                      $23,940
                                                         ========

The Partnership participates in reinsurance ceded agreements to control its exposure to losses. In the unlikely event that ceded reinsurers are unable to meet their obligations, the Partnership would continue to have primary liability to policyholders for losses incurred. As a result of the adoption of SFAS 113, reinsurance recoverable on unpaid claims and the unearned portion of ceded reinsurance premiums are reported as assets, rather than netted against the related liability accounts. The adoption of SFAS 113 did not have any impact on net income for 1993. The Partnership is not party to any contracts which do not comply with the risk transfer provisions of SFAS 113. At 31 December 1993 reinsurance recoverable on paid losses was $1,597 thousand and reinsurance recoverable on unpaid losses was $4,559 thousand.

6.  Income Taxes

Tax provision

The tax provision is comprised of the following:

                                                              1993
                                                       -----------
                                                       % of Pretax
                                               Amount       income
                                           (in thousands)      %

      Loss before taxes                        $(4,214)         100
                                                -------      -------

      Tax at statutory rates                    (1,475)          35
      Tax effect of Partnership Income (loss)*   3,313          (79)
      Foreign tax rate differential               (105)           3
                                                -------      -------
      Total Income Taxes                        $1,733          (41)
                                                =======      =======

*Partnership income (loss) is taxable directly to the individual partners. No income tax provision (benefit) is made at the partnership level.

Deferred Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Partnership's deferred tax liabilities and assets as of 31 December 1993 are as follows (in thousands):

                                                            1993


      Deferred tax liabilities:

      Depreciation                                         $(320)
      Accrued interest income                               (215)
                                                         --------
      Total deferred tax liabilities                        (535)

      Deferred tax assets                                      0
                                                         --------

      Total deferred tax assets                                0
                                                         --------
      Net deferred tax liability                           $(535)
                                                         ========

7.  Leases

Minimum rental commitments under noncancellable leases accounted for as operating leases with initial or remaining terms of more than one year were as follows (in thousands):

      Years ended December 31
      1994                                                $  305
      1995                                                   305
      1996                                                   305
      1997                                                   183
      1998                                                   183
      1999 and thereafter                                    917
                                                         --------
      Total                                               $2,198

Costs under operating leases are charged as an expense as incurred.

8.  Debt

Long term

Maturities on long term borrowings for the years succeeding 31 December 1993 are as follows (in thousands):


      1994                                               $43,000
      1995                                                24,000
                                                         --------
      Total                                              $67,000

The long term borrowings are in the form of loan notes held with Chase Manhattan Bank. Interest is charged at the rate of 9.35% per annum. The borrowings are guaranteed by means of a floating charge on the undertaking, property and assets of the Partnership.

9.  Pension Plans

The Partnership participates in a multi-employer pension plan, through its participating partners' defined benefits pension plans, covering employees of EIG and EICL. The plan assets are recorded and accounted for by the partners accordingly. The Partnership recorded $346 thousand in pension expense for the year ended 1993.

10. Partnership Capital (in thousands)

                                                            1993

Partnership contributions:

      General Reinsurance Corporation Inc                $22,000
      Hartford Steam Boiler Inspection and Insurance
       Company                                            22,000
                                                         --------
                                                         $44,000
                                                         ========

Partnership earnings:

      Accumulated partnership earnings as of 1 January  $(21,935)
      Net income (loss) for the year                      (5,947)
                                                         --------

      Accumulated partnership earnings                   (27,882)
                                                         ========
      Total Partnership Capital                          $16,118
                                                         ========

11. Related Party Transactions

The Hartford Steam Boiler Inspection and Insurance Company ("HSB") and General Reinsurance Corporation Inc. (GenRe) were both related parties to EIG due to the nature of the Partnership.

The following transactions took place during the year:

Engineering expenses amounting to $ 1,943 thousand were charged by HSB.

Reinsurance was ceded to GenRe and HSB, amounting to $ 1,623 thousand and $ 327 thousand, respectively.

At the end of the year, balances amounting to $ 484 thousand were due to HSB and GenRe.

12. Subsequent Events

In December 1994, HSB acquired the remaining 50% interest in the Partnership from Gen Re. Coincident with the December 1994 acquisition, the Partnership was incorporated with HSB acquiring all outstanding common shares and Gen Re acquiring preferred shares in the new company, EIG Co.

The Group made a pre tax gain of $2.7 million and a post tax loss of $ 71 thousand and held net assets of $ 32 million for the year ending December 31, 1994.

REPORT OF INDEPENDENT ACCOUNTANTS

To the board of directors and partners of Engineering Insurance
Group

In our opinion, the accompanying consolidated statement of financial position and the related consolidated statements of operations and cash flows present fairly, in all material respects, the financial position of Engineering Insurance Group and its subsidiary at 31 December 1993, and the results of their operations and cash flows for the year then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Partnership's management; our responsibility is to express an opinion on these financial statements based upon our audit. We conducted our audit of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE
London

10 March 1995

The Hartford Steam Boiler Inspection and Insurance Company
Pro Forma Condensed Consolidated Financial Statements
(Unaudited)


The following unaudited pro forma condensed consolidated statements of income for HSB for the nine months ended September 30, 1994 and year ended December 31, 1993, present consolidated operating results for HSB as if HSB's acquisition of 50% of EIG not previously owned by HSB had occurred as of January 1, 1993. The accompanying unaudited pro forma condensed consolidated Statement of Financial Position as of September 30, 1994 gives effect to the 50% acquisition as if it had occurred as of September 30, 1994. The unaudited pro forma condensed financial data does not purport to represent what HSB's financial position or results of operations actually would have been had the transaction in fact occurred on the dates indicated, or to project HSB's financial position or results of operations for any future period. The pro forma adjustments are based upon available information and certain assumptions believed to be reasonable in the circumstances. The unaudited pro forma consolidated financial information should be read in conjunction with the accompanying notes thereto and the separate historical financial statements of HSB as of and for the nine months ended September 30, 1994, and for the year ended December 31, 1993, which are contained in HSB's Form 10-Q for the quarterly period ended September 30, 1994 and in its Annual Report on Form 10-K for the year ended December 31, 1993, respectively.

The pro forma adjustments are provided for informational purposes only and are applied to the historical consolidated financial statements of HSB and EIG to account for the acquisition as a purchase. Under purchase accounting the total purchase price will be allocated to EIG Co. assets and liabilities based upon relative fair values.

Hartford Steam Boiler Inspection and Insurance Company
Pro Forma Condensed Consolidated Statement of Financial Position (Unaudited) September 30, 1994
(in millions)

                                                  HSB          EIG             Pro Forma     Pro Forma
                                               Historical   Historical 100%   Adjustments       HSB
                                               ----------   ---------------   -----------    ---------
ASSETS:
  CASH                                         $   6.70     $   1.20                         $   7.90
  SHORT-TERM INVESTMENTS                          66.80        16.30                            83.10
  FIXED MATURITIES                               161.60        39.10                           200.70
  EQUITY SECURITIES                              213.00                                        213.00
                                               ---------    ---------                        ---------
    TOTAL CASH & INVESTED ASSETS                 448.10        56.60                           504.70


  INSURANCE PREMIUMS RECEIVABLE                   62.80        15.20                            78.00
  ENGINEERING SERVICES RECEIVABLE                 72.30                                         72.30
  FIXED ASSETS                                    60.90         1.80                            62.70
  PARTICIPATION IN POOLS & ASSOCIATIONS            8.60                       $ (8.10)(B)        0.50
  PREPAID ACQUISITION COSTS                       30.60         4.10                            34.70
  CAPITAL LEASE                                   17.70                                         17.70
  REINSURANCE RECOVERABLE                         37.40        13.70                            51.10
  OTHER ASSETS                                    74.00         9.70            11.90 (A)       95.60
                                               ---------    ---------         --------       ---------
    TOTAL ASSETS                               $ 812.40     $ 101.10          $  3.80        $ 917.30
                                               =========    =========         ========       =========

LIABILITIES:
  UNEARNED INSURANCE PREMIUMS                  $ 165.60     $  27.80                         $ 193.40
  CLAIMS AND ADJUSTMENT EXPENSES                 187.10        27.70                           214.80
  SHORT-TERM BORROWINGS                           31.10        24.00          $  0.20 (A)       55.30
  LONG-TERM BORROWINGS                             0.60                                          0.60
  CAPITOL LEASE                                   27.80                                         27.80
  DEFERRED INCOME TAXES                           (3.00)       (1.30)           (0.10)(A)       (4.40)
  DIVIDEND PAYABLE                                11.30                                         11.30
  EMPLOYEE STOCK OWNERSHIP PLAN                    2.20                                          2.20
  OTHER LIABILITIES                               85.90         6.60            20.00 (A)      112.50
                                               ---------    ---------         --------       ---------
    TOTAL LIABILITIES                            508.60        84.80            20.10          613.50
                                               ---------    ---------         --------       ---------

  PARTNERSHIP INTEREST/COMMON EQUITY                           16.30           (16.30)(A)(B)     0.00
  PREFERRED STOCK                                                               20.00 (A)
                                                                               (20.00)(A)        0.00
  COMMON STOCK                                    10.00                                         10.00
  ADDITIONAL PAID-IN CAPITOL                      34.00                                         34.00
  UNREALIZED INVESTMENT GAINS, NET OF TAX         20.60                                         20.60
  RETAINED EARNINGS                              285.90                                        285.90
  TREASURY STOCK, @ COST                         (40.20)                                       (40.20)
  BENEFIT PLANS                                   (6.50)                                        (6.50)
                                               ---------    ---------         --------       ---------
    TOTAL SHAREHOLDER'S EQUITY                   303.80        16.30           (16.30)         303.80
                                               ---------    ---------         --------       ---------
    TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY $ 812.40     $ 101.10          $  3.80        $ 917.30
                                               =========    =========         ========       =========

See accompanying notes to Unaudited Pro Forma Condensed Consolidated Statement of Financial Position.

The Hartford Steam Boiler Inspection and Insurance Company
Notes to Unaudited Pro Forma Condensed Consolidated
Statement of Financial Position

(A) Pro forma adjustments reflecting the issuance of EIG Co. preferred stock and the resulting minority interest position reflected on HSB's consolidated statement of financial position. Pro forma adjustments resulting from the allocation of purchase price based on relative fair values of underlying net assets acquired are as follows:
     - Excess purchase price over fair value of net assets acquired.
     - Premium allocated to short term debt based on current interest rates.
     - Adjustment to deferred tax asset based upon other purchase adjustments.

(B) Adjustments to eliminate HSB's 100% interest in EIG partnership, including the 50% interest previously reported on the equity basis of accounting.

Hartford Steam Boiler Inspection and Insurance Company
Pro Forma Condensed Consolidated Income Statement (Unaudited)
For the Nine Months Ended September 30, 1994
(in millions except per share amounts)

                                                  HSB          EIG             Pro Forma        Pro Forma
                                               Historical   Historical        Adjustments    HSB Consolidated
                                               ----------   ----------        -----------    ----------------
REVENUES:
  INSURANCE PREMIUMS                           $ 255.40     $  22.90                            $ 278.30
  NET ENGINEERING SERVICES                       172.00                                           172.00
  NET INVESTMENT INCOME                           19.10         3.70                               22.80
  REALIZED INVESTMENT GAINS                        8.20        (0.10)                               8.10
                                               ---------    ---------                           ---------
  TOTAL REVENUES                                 454.70        26.50                              481.20

EXPENSES:
  CLAIMS AND ADJUSTMENT                          111.00         9.40                              120.40
  POLICY ACQUISITION                              48.00         4.90                               52.90
  UNDERWRITING & INSPECTION                       80.10         4.80                               84.90
  NET ENGINEERING SERVICES                       158.80         2.80                              161.60
  OTHER                                            1.20         2.40          $ (0.2) (a)           5.20
                                                                                 0.8  (b)
                                                                                 1.0  (c)
  PROPOSITION 103                                  2.90                                             2.90
                                               ---------    ---------         --------          ---------
    TOTAL EXPENSES                               402.00        24.30             1.6              427.90

EQUITY IN OPERATIONS OF INS. ASSOC.                1.10                         (1.1) (d)           0.00

INCOME BEFORE TAXES AND CUMULATIVE             ---------    ---------         --------          ---------
  EFFECT OF CHANGE IN ACCTG. PRIN.                53.80         2.20            (2.7)              53.30
                                               ---------    ---------         --------          ---------
INCOME TAXES:
  CURRENT                                         12.70         1.10            (1.0) (e)          12.20
                                                                                (0.6) (f)
  DEFERRED                                         2.60         0.80                                3.40
                                               ---------    ---------         --------          ---------
  TOTAL INCOME TAXES                              15.30         1.90            (1.6)              15.60

INCOME BEFORE CUMULATIVE EFFECT                ---------    ---------         --------          ---------
  OF CHANGE IN ACCTG. PRIN.                    $  38.50     $   0.30          $ (1.1)           $  37.70
                                               =========    =========         ========          =========
PER SHARE:
INCOME BEFORE CUMULATIVE EFFECT
  OF CHANGE IN ACCTG. PRIN.                    $   1.88                                         $   1.84
                                               =========                                        =========


AVERAGE SHARES OUTSTANDING                        20.50                                            20.50






See accompanying notes to Unaudited Pro Forma Condensed Consolidated Income Statement.

Hartford Steam Boiler Inspection and Insurance Company
Pro Forma Condensed Consolidated Income Statement (Unaudited)
For the Year Ended December 31, 1993
(in millions except per share amounts)

                                                  HSB          EIG             Pro Forma        Pro Forma
                                               Historical   Historical        Adjustments    HSB Consolidated
                                               ----------   ----------        -----------    ----------------
REVENUES:
  INSURANCE PREMIUMS                           $ 349.20     $  23.90                            $ 373.10
  NET ENGINEERING SERVICES                       231.50                                           231.50
  NET INVESTMENT INCOME                           29.30         8.40                               37.70
  REALIZED INVESTMENT GAINS                       26.10                                            26.10
                                               ---------    --------                            ---------
    TOTAL REVENUES                               636.10        32.30                              668.40

EXPENSES:
  CLAIMS AND ADJUSTMENT                          199.10        14.40                              213.50
  POLICY ACQUISITION                              64.20         5.00                               69.20
  UNDERWRITING & INSPECTION                      112.30         5.40                              117.70
  NET ENGINEERING SERVICES                       219.70         3.30                              223.00
  OTHER                                            1.80         8.40          $ (0.4) (a)          12.10
                                                                                 1.0  (b)
                                                                                 1.3  (c)
  RESTRUCTURING                                   20.00                                            20.00
                                               ---------    ---------         --------          ---------
    TOTAL EXPENSES                               617.10        36.50             1.9              655.50

EQUITY IN OPERATIONS OF INS. ASSOC.               (2.10)                         2.1  (d)           0.00

INCOME BEFORE TAXES AND CUMULATIVE             ---------    ---------         --------          ---------
  EFFECT OF CHANGE IN ACCTG. PRIN.                16.90        (4.20)            0.2               12.90
                                               ---------    ---------         --------          ---------

INCOME TAXES:
  CURRENT                                          6.90         1.40            (0.9) (e)           5.90
                                                                                (1.5) (f)
  DEFERRED                                        (3.10)        0.30                               (2.80)
                                               ---------    ---------         --------          ---------
    TOTAL INCOME TAXES                             3.80         1.70            (2.4)               3.10

INCOME BEFORE CUMULATIVE EFFECT                ---------    ---------         --------          ---------
  OF CHANGE IN ACCTG. PRIN.                    $  13.10     $  (5.90)         $  2.6            $   9.80
                                               =========    =========         ========          =========

PER SHARE:
INCOME BEFORE CUMULATIVE EFFECT
  OF CHANGE IN ACCTG. PRIN.                   $    0.63                                         $   0.47
                                              ==========                                        =========


AVERAGE SHARES OUTSTANDING                        20.7                                             20.7

See accompanying notes to Unaudited Pro Forma Condensed Consolidated Income Statement.

The Hartford Steam Boiler Inspection and Insurance Company
Notes to Unaudited Pro Forma Condensed Consolidated Income
Statements


(a) Adjustment to reflect elimination of amortization of goodwill and other intangibles on EIG's financials resulting from the original investment.

(b) Adjustment to reflect amortization of goodwill arising from the current transaction over a 15 year period.

(c) Adjustment to reflect preferred stock dividend paid to minority interest resulting from the transaction.

(d) Adjustment to eliminate HSB's original 50% interest in the historical earnings of EIG, reported on the equity basis of accounting.

(e) Adjustment to eliminate HSB's existing 50% share of taxes arising from EIG's consolidated incorporated subsidiary, Engineering Insurance Company, Limited.

(f) Adjustment to reflect HSB's tax provision on the EIG partnership activity for the 50% portion not previously owned.